EXHIBIT 10.3.12

FIRST AMENDMENT AGREEMENT

THIS FIRST AMENDMENT AGREEMENT (this “Agreement”), is dated as of May 12, 2003, by and between Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. – O’TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 1070 Mary Crest Road, Henderson, NV 89014, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands, ROBERTS U.K. LIMITED, an entity organized in England with its chief executive office and principal place of business at Unit 10, Branxholme Industrial Estate, Bailiff Bridge, Brighouse, West Yorkshire, England, HD6 4EA, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at Dreieichstrasse 10, 64546 Morfelden-Waldorf, Germany, ROBERTS S.A.R.L., an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370b Plaisir, France, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at Av. Recoleta 4464, Huechuraba, Santiago, Chile, Q.E.P. HOLDING B.V., an entity organized in the Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at 67 Dalgety Drive, Manukau City, Auckland, New Zealand, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aries, Argentina, BOIARDI PRODUCTS CORPORATION, an Ohio corporation, with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424 (all of the foregoing are hereinafter collectively referred to as, the “Borrower”), FLEET CAPITAL CORPORATION (“FCC”) and HSBC BANK USA (“HSBC” and together with FCC, the “Lenders” and each individually a “Lender”), and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at One Landmark Square,

Stamford, Connecticut 06901, as agent for the Lenders, (hereinafter referred to as the “Agent”).

PREAMBLE

WHEREAS, pursuant to that certain Second Amended and Restated Loan Agreement dated as of November 14, 2002 by and among the Borrower, the Lenders and the Agent (as amended and in effect from time to time, the “Loan Agreement”), the Lenders made, or agreed to make in the future, certain Loans to the Borrower;

WHEREAS, the Borrower has requested Lenders to amend the Loan Agreement in order to, among other things, modify certain affirmative covenants contained therein; and

WHEREAS, Lenders are willing to amend the Loan Agreement subject to and in reliance upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and acknowledging that Lenders are relying upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein, Borrower and Lenders agree as follows:

I.	Acknowledgments and Affirmations.

A. Borrower and Lenders acknowledge and agree that capitalized terms used herein and without definition shall have the meanings assigned to them in the Loan Agreement.

B. Borrower acknowledges and affirms that:

1. As of May 8, 2003, Borrower is legally and validly indebted to Lenders under the Loan Agreement in the principal amount (including the face amount of outstanding Letters of Credit) of $ 20,770,184.72 with respect to the Revolving Loan, $ 3,200,000.00 with respect to the Term Loans, $0.00 with respect to the BV Loans and $0.00 with respect to the Mortgage Loan, plus interest, fees and charges accrued and accruing thereon and thereunder, and there is no defense, offset or counterclaim with respect to any such indebtedness or independent claim or action against Lenders.

2. All indebtedness of Borrower to Lenders whenever and however arising, is secured by a duly perfected, first priority security interest in the Collateral.

C. Borrower represents and warrants that:

1. The resolutions previously adopted by the Board of Directors of each Borrower with respect to the Loan Agreement and provided to Lenders have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions describe herein.

2. Each Borrower has the corporate power and authority to enter into this Agreement and the transactions contemplated herein, and each Borrower has taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein.

3. Except as amended by this Agreement, all representations, warranties and covenants contained in the Loan Agreement, and in the schedules and exhibits attached thereto, are true and correct on and as of the date hereof, are incorporated herein by reference and, with respect to each Borrower organized under the laws of any jurisdiction with the United States, Canada, the Netherlands, Australia or the United Kingdom, are hereby remade, and, with respect to each other Borrower, are hereby remade to the best of their knowledge.

4. No Borrower is currently in default under the Loan Agreement, and no condition exists or has occurred which would constitute a default thereunder but for the giving of notice or passage of time, or both.

D. The consummation of the transactions contemplated herein (a) is not prevented or limited by, nor does it conflict with or result in a breach of the terms, conditions or provisions of, any Borrower’s articles of incorporation or bylaws, or any evidence of indebtedness, agreement or instrument of whatever nature to which any Borrower is a party or by which any of them is bound, (b) does not constitute a default under any of the foregoing, and (c) does not violate any federal, state or local law, regulation or order of any court or agency which is binding upon any Borrower.

II. Amendments to Loan Agreement. The following amendments to the Loan Agreement shall be made.

A. Section 1.1 “Defined Terms” is hereby amended by adding following definitions where appropriate alphabetically:

“`Term Loans’ mean the 2002 Term Loan(s) and the 2003 Term Loan(s) made pursuant to Sections 2.2(a) and 2.2A(a) respectively.”

B. Subsection (c) of Section 2.2 “2002 Term Loan” is hereby amended by deleting the reference to “Term Notes” and replacing it with “2002 Term Notes”.

C. Section 2.2A “2003 Term Loan” is hereby amended by deleting the reference to the word “quarterly” in Subsection (c).

D. Section 5.8 “Reporting Requirements” is hereby amended by adding the following to the end of Subsection (e):

“, provided that the items required to be delivered under this subsection (e) shall be furnished to the Agent only.”

E. Section 5.15 “Minimum Availability” is hereby amended by adding the following sentence to the end:

“For purposes of this Section 5.15, the Credit Availability shall be calculated based solely upon the dollar or dollar equivalent amount equal to the Borrowing Base (after giving effect to the calculation of the Excess Borrowing Base) less, in each case, the sum of the aggregate outstanding principal amount of all Revolving Advances plus the Available Amount plus any unpaid Reimbursement Obligations.”

III. Amendment to Other Loan Documents.

F. The Loan Documents are each hereby amended so as to be consistent with the amendments set forth in this Agreement.

IV. Miscellaneous.

A. Each Borrower acknowledges, agrees and affirms that Lenders’ first priority security interest in its personal property and assets shall continue to secure Borrower’s respective indebtedness to Lenders arising under the Loans.

B. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

C. Upon the execution of this Agreement, the Loan Agreement is amended to the extent this Agreement amends the Loan Agreement. Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Loan Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

WITNESS AS TO ALL BORROWERS	BORROWER: Q.E.P. CO., INC.

	By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Chief Financial Officer Duly Authorized

Q.E.P.-O’TOOL, INC.

	By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

MARION TOOL CORPORATION

	By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

	By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

ROBERTS HOLDING INTERNATIONAL INC.

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

ROBERTS U. K. LIMITED

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President, Director Duly Authorized

ROBERTS GERMANY GmbH

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President, Director Duly Authorized

ROBERTS S.A.R.L.

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President, Director Duly Authorized

ROBERTS JAPAN KK

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President Duly Authorized

ROBERTS HOLLAND B.V.

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President, Director Duly Authorized

Q.E.P. HOLDING B.V.

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President, Director Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

Q.E.P. AUST. PTY. LIMITED

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President, Director Duly Authorized

Q.E.P. CO. NEW ZEALAND, LIMITED

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its President, Director Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President, Director Duly Authorized

Q.E.P. CHILE LIMITADA

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President, Director Duly Authorized

Q.E.P. ZOCALIS HOLDING, L.L.C.

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

Q.E.P. ZOCALIS S.R.L.

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

By:	/s/ LEWIS GOULD
Lewis Gould Its President, Director Duly Authorized

BOIARDI PRODUCTS CORPORATION

By:	/s/ MARC APPLEBAUM
Marc Applebaum Its Director, Secretary Duly Authorized

WITNESSES AS TO :	AGENT: FLEET CAPITAL CORPORATION

	By:	/s/ DEIRDRE SIKORA
Deirdre Sikora, Vice President

WITNESSES AS TO FCC :	LENDERS: FLEET CAPITAL CORPORATION

	By:	/s/ DEIRDRE SIKORA
Deirdre Sikora, Vice President

WITNESSES AS TO HSBC :	LENDERS: HSBC BANK USA

	By:	/s/ MICHAEL PAPADATOS
Michael Papadatos Senior Vice President